DATED    11   JANUARY 2006

(1)	MOSCOW CABLECOM CORP.
(as Company)

(2)	ZAO COMCOR-TV
(as Borrower)

(3)	COLUMBUS NOVA DF LIMITED
(as Original Lender)

(4)	COLUMBUS NOVA DF LIMITED
(as Agent and Security Agent)

(5)	OTHERS (as referred to herein)

__________________________________________

AMENDMENT AGREEMENT No 2

TO $28,500,000 FACILITY AGREEMENT

DATED 26 AUGUST 2004

__________________________________________

402410.10-London Server 1A

MSW - Draft March 1, 2005 - 12:05 PM

THIS AGREEMENT is made the  eleventh day of January 2006.

BETWEEN:

(1)

Moscow Cablecom Corp., a company incorporated under the laws of the State of Delaware (the "Company");

(2)

ZAO Comcor-TV, a company incorporated under the laws of the Russian Federation (the "Borrower");

(3)

The Subsidiaries of the Company listed in Part I of Schedule 1 of the Loan Agreement (as defined below) as guarantors (together with the Company, the "Guarantors");

(4)

Columbus Nova DF Limited, a company incorporated under the laws of Cyprus (the "Original Lender");

(5)

Columbus Nova DF Limited, as agent of the other Finance Parties (the "Agent"); and

(6)

Columbus Nova DF Limited as security agent of the other Finance Parties (the "Security Agent"),

(collectively the "Parties")

WHEREAS:

(A)

The Parties entered into a $28,500,000 Facility Agreement on the 26 August 2005 (as amended and supplemented from time to time, the "Loan Agreement")

(B)

The parties have agreed to amend the Loan Agreement on the terms set out below.

NOW IT IS HEREBY AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

Capitalised terms used and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

1.2

"Effective Date" means the date on which the Original Lender has notified the Company in writing that it has received in form and substance satisfactory to the Original Lender appropriate corporate authorizations of the Obligors party hereto authorizing the entry into and performance of this Agreement.

1.3

"Warrant Agreement" means the warrant agreement between the Company and Columbus Nova Investments VIII Ltd. dated 13 January 2005.

1.4

References to Clauses and Schedules herein are references to clauses in and schedules to the Loan Agreement. References to Sections herein are references to sections in this Agreement.

2.

AMENDMENTS TO THE LOAN AGREEMENT

2.1

The Parties agree that the provisions of the Loan Agreement are hereby amended with effect on and from the Effective Date in the following manner:

2.1.1

subparagraph b) under the definition of "Availability Period" is deleted and replaced with the following:  "in respect of Facility B, the period from the delivery of an amendment (No. 1) to the Warrant Agreement in a form satisfactory to the Original Lender) to the date falling six months prior to the Final Maturity Date";

2.1.2

the definitions of “Milestone” and “Milestone Period” are deleted;

2.1.3

Clause 5.2 (b) (i) is deleted and replaced with the following: “the proposed Utilisation Date is a Business Day within the Availability Period (as defined with respect to Facility B)”;

2.1.4

Clause 10.1 is deleted and replaced with the following: “The Company shall pay to the Original Lender an arrangement fee in the amount and at the times agreed in a Fee Letter, except that the Original Lender specifically agrees that, notwithstanding any language in the Fee Letter to the contrary, no Arrangement Fee will be due with respect to Facility B.";

2.1.5

Clause 17.7 (d) is deleted and replaced with the following: "amounts due under the Andersen Land Mortgage except to the extent the principal amount due thereunder exceeds $2,800,000"; and

2.1.6

Schedule 8 is deleted.

3.

CONTINUING OBLIGATIONS

The provisions of the Loan Agreement, save as amended hereby, continue in full force and effect.

4.

FINANCE DOCUMENT

This Agreement is designated a Finance Document.

5.

COSTS

The Company shall, within three Business Days of demand, reimburse the Original Lender for the amount of all costs and expenses (including reasonable legal fees) reasonably incurred by the Original Lender, the Agent and the Security Agent in the preparation, execution and delivery of this Agreement and the amendment (No. 1) to the Warrant Agreement referred to in Section 2.1.1 above.

6.

THIRD PARTY RIGHTS

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

7.

COUNTERPARTS

7.1

This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

7.2

Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

8.

GENERAL

8.1

This Agreement shall be governed by English law.  The provisions of Clause 34 of the Loan Agreement shall be incorporated herein, mutatis mutandis.

8.2

Each of the parties shall do all such things as may reasonably be within its power and execute and deliver all such deeds and documents as may be necessary to give effect to this Agreement.

IN WITNESS whereof the parties have executed and delivered this Agreement as a deed the day and year first before written.

COMPANY

EXECUTED

)

by Moscow Cablecom Corp. acting by

)

/s/ Andrew M. O’Shea_____

BORROWER

EXECUTED

)

by ZAO Comcor-TV acting by

)

/s/ Michael Silin________

GUARANTORS

EXECUTED

)

by AGI Technology, Inc. acting by

)

/s/ Andrew M. O’Shea____

EXECUTED

)

by NEY Technology, Inc. acting by

)

/s/ Andrew M. O’Shea___

EXECUTED

)

by Andersen Land Corp. acting by

)

/s/ Andrew M. O’Shea __

EXECUTED

)

by New Jersey Precious Metals, Inc. acting by

)

/s/ Andrew M. O’Shea__

EXECUTED

)

by ABC Moscow Broadband

)

Communication Limited acting by

)

/s/ Andrew M. O’Shea_

ORIGINAL LENDER

EXECUTED

)

by Columbus Nova DF Limited

)

acting by

)

/s/ Andrew Intrater__

AGENT

EXECUTED

)

by Columbus Nova DF Limited

)

acting by

)

/s/ Andrew Intrater___

SECURITY AGENT

EXECUTED

)

by Columbus Nova DF Limited

)

acting by

)

/s/ Andrew Intrater__

4